(NASDAQ: AUXL) May 2008 Exhibit 99.1

2 (NASDAQ: AUXL)
Safe Harbor Statement
Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Dupuytren’s contracture, Peyronie’s disease, and Frozen Shoulder syndrome; interpretation of market research data; competition within certain markets relevant to the Company’s product candidates; interpretation of clinical results, including the efficacy and tolerability of the
Company’s product candidates; the timing of the commencement and completion of clinical trials and the timing of reporting of results therefrom; the timing of manufacturing scale up for the Company’s product candidates; the Company’s ability to manufacture XIAFLEX™
(clostridial collagenase for injection – formerly referred to as AA4500) at the Company’s Horsham facility; the timing of the completion of phase III trials for XIAFLEX for the treatment of Dupuytren’s contracture and the reporting of results therefrom; the timing of the filing of the Biologics License Application for approval of XIAFLEX for the treatment of Dupuytren’s contracture and the approval thereof; the timing of the phase IIb trials for XIAFLEX for the treatment of Peyronie’s disease; competitive developments affecting the Company’s products and product candidates, including generic competition; the success of the Company’s development activities; future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the protection for Testim afforded by
U.S. Patent No. 7,320,968, and its listing in the Orange Book, the value of extending patent protection for Testim through January 2025, the value and likelihood that patents will be granted from the continuation and divisional applications filed by Bentley Pharmaceuticals,
Inc.; the absence of an ANDA for the generic to Testim; the Company’s development and operational goals and strategic priorities for fiscal 2008; the ability to fund future operations; and the Company’s expected financial performance during 2008 and financial milestones that it may achieve for 2008, including 2008 net revenues, research and development spending, selling, general and administrative expenses, stock-based compensation expenses, and net loss.  All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,”
“continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-
looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 under the heading “Risk Factors”, which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the
Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

+ = Late Stage Company Transforming Product Fastest Growing TRT product in the U.S. Poised for Growth

4 (NASDAQ: AUXL)
Auxilium Pharmaceuticals, Inc.  (NASDAQ: AUXL)
Auxilium Pharmaceuticals, Inc.  (NASDAQ: AUXL)
•
Specialty biopharmaceutical company focused on Urologists,
Endocrinologists, Orthopedists and certain PCPs
•
Founded in 1999
•
Headquarters in Malvern, Pa.
–
Manufacturing in Horsham, Pa.
–
Approximately 320 employees (~190 commercial)
•
I.P.O in July 2004
–
Currently approximately 41.2 million shares issued & outstanding
–
Additional 6.6 million shares subject to issuance from stock options & warrants
•
A component of the NASDAQ BIOTECH INDEX

5 (NASDAQ: AUXL)
Broad Maturing Pipeline
Broad Maturing Pipeline
Note:  Worldwide rights for all products available, except Testim where ex -U.S. rights have been licensed.
XIAFLEX™ (clostridial collagenase for injection) was formally referred to as AA4500
5 6
Product
Late Research
Testim® gel
Approved in U.S.
Europe & Canada
XIAFLEX™
XIAFLEX™
XIAFLEX™
Transmucosal Film
AA4010
Transmucosal Film
Transmucosal Film
Market Phase III Phase II Phase I Pre-clinical
Hypogonadism
Dupuytren’s Contracture
Peyronie’s Disease
Frozen Shoulder Syndrome
Overactive Bladder
Hormones and Urology
Pain
Late Research

6 (NASDAQ: AUXL)
Anticipated News Flow Events
Anticipated News Flow Events
5
Q208:
•
XIAFLEX-
Top-line Phase III (Double Blind)
Data in June
•
XIAFLEX-
Initiate Peyronie's Phase IIb Study
•
Testim-
First patient enrolled in TRiUS registry
H109:
•
XIAFLEX-
Open Label Safety Data
Early 2009:
•
XIAFLEX-
File BLA for Dupuytren's
Contracture
6 6
Q409 Q309 Q209 Q109
Q408 Q308 Q208
Early 2010
• XIAFLEX – FDA Approval In
Dupuytren’s Contracture
2010

XIAFLEX™ (clostridial collagenase for injection) Unique, Late-Stage Opportunity with Blockbuster Potential

8 (NASDAQ: AUXL)
XIAFLEX-
XIAFLEX-
Unique, Late-Stage, Blockbuster
Unique, Late-Stage, Blockbuster
Opportunity
Opportunity
• Potential to be first effective non-surgical treatment for two high unmet needs
– Late-Stage Phase III data for the treatment of Dupuytren’s contracture -expect to file U.S. BLA in early 2009
– We believe promising Phase II data in Peyronie’s disease
• Well-characterized mode of action
• Great fit for Specialty Biopharmaceutical Company
• Worldwide rights offer options to build company or
generate cash – exploring partnering opportunities now
• We believe there are approximately 450,000 potential
patients annually in U.S. and EU for Dupuytren’s &
Peyronie’s indications - > $1 Billion opportunity, based on
market research and analysis

9 (NASDAQ: AUXL)
Dupuytren’s Contracture—a Debilitating Condition
Dupuytren’s Contracture—a Debilitating Condition
• Excessive collagen deposition
• Nodules represent early, active
form
• Cords develop over time, are
palpable, and result in
contractures
• Debilitating effect on quality of life
• Surgery is reserved for advanced
disease due to unpredictable
results, complications, long
recovery and
recurrence/additional surgeries

10 (NASDAQ: AUXL)
Dupuytren’s Contracture—Unmet Medical Need
Dupuytren’s Contracture—Unmet Medical Need
• Disease prevalence is estimated at 3%-6% among
Caucasians,¹
but occurs in all populations
• Higher prevalence in patients of northern-European descent
1
• Hereditary component in approximately 40% of patients
2
• On average, patients have 2.2 affected joints at the time of diagnosis, and about half of patients have bilateral disease³
• Recurrence rate in surgical patients
4
– 30% in 2 years
– 55% in 10 years
• We believe Dupuytren’s contracture is under-diagnosed and
under-treated
1 Early, 1962; Murrell and Hueston, 1990; Yost et al, 1955.
2  Hueston 1963
3 Skoog 1948
4 Mikkelsen 1976

11 (NASDAQ: AUXL)
XIAFLEX I.P. position
XIAFLEX I.P. position
for Dupuytren’s
for Dupuytren’s
Contracture
Contracture
•Method of Use Patent in U.S. through 2014
•Use Patent in France, UK, Sweden through 2018
–Pending in Germany and Denmark
•10 years of market exclusivity in EU
–Can be extended to 11 years on approval of additional indication
–Data protection granted for 8 years
–Biosimilars would need to generate extensive regulatory, safety, and efficacy data
•U.S. Orphan Drug Exclusivity granted on May 23, 1996 for 7
years post approval
•Highly Purified Collagenase API  and manufacturing patent
filed (expected expiry 2027)

12 (NASDAQ: AUXL)
Current Treatment Options Are Invasive or
Current Treatment Options Are Invasive or
Ineffective
Ineffective
• Surgery
• Non-surgical options
– Splinting
– Physical therapy
– Corticosteroids
• Needle
fasciotomy/
aponeurotomy
• Amputation

Skin
Subcutaneous Fat
Dupuytren's Cord
Deep Fat
Collagenace + Diluent
Flexor Tendon
Metacarpal

AUXILIUM

13 (NASDAQ: AUXL) XIAFLEX—Potential to Revolutionize Treatment XIAFLEX—Potential to Revolutionize Treatment for Dupuytren’s Contracture for Dupuytren’s Contracture

14 (NASDAQ: AUXL)
91%
86%
100%
85%
0% 0% 0%
0%
20%
40%
60%
80%
100%
Pivotal Phase III Study (DUPY-303): Results*
Pivotal Phase III Study (DUPY-303): Results*
• 54/62 (87%) joints achieved 0°-5° contracture in the study and its open-label extension
• Recurrence rates
– 3 of 54 joints followed for 12 months
– 5 of 27 joints followed for 24 months
• Mean number of injections for success was 1.4
• Injections well tolerated with only local AEs
*The Journal of Hand Surgery. 2007;32(6).
* After up to three injections. Success rate was 70% after a single injection.
21/23
12/14
9/9
33/39
Primary joint
P<.001
MP joint
P<.001
PIP joint
P<.001
Non-Primary joints
0/12 0/7 0/5
XIAFLEX
Placebo

15 (NASDAQ: AUXL)
Most Patients Achieved Full Extension,
Most Patients Achieved Full Extension,
Regardless of Joint Affected or Severity
Regardless of Joint Affected or Severity
92%
78%
86%
61%
47%
53%
79%
60%
70%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
MP PIP Combined
10,000 units, approximately 0.58 mg.
Joint Type
Response rate by joint type and baseline joint severity
Studies 202-303-404 combined
Low severity
High severity
Total

16 (NASDAQ: AUXL)
Dupuytren’s Clinical Plan
Dupuytren’s Clinical Plan
•
CORD I Study:
– 216 patients in at least 15 sites in the U.S.
– Double blind placebo controlled, randomized in 2:1 ratio of active to placebo
– Primary endpoint is reduction in contracture to within 0 - 5º of normal
– Secondary endpoints to measure clinical improvement and time to success
– Top-line data expected to be made available publicly in June 2008
•
CORD II Study:
– 60 patients, following protocol similar to U.S. trial
– Top-line data expected to be made available publicly in June 2008
– Five Australian sites
•
JOINT I (open label in U.S.) completed enrollment
•
JOINT II (open label ex-U.S.) completed enrollment
•
As of Apr. 30, 2008, over approx. 1,000 patients have received XIAFLEX and over 2,000 injections have been administered

17 (NASDAQ: AUXL)
We believe:
•
There is a pent-up demand for non-surgical therapy
•
Surgeons and patients prefer non-invasive treatment
•
Each patient on average has 2.2 joints which will require
treatment; about half have contractures in both hands
•
Early data indicates on average 1.4 vials of XIAFLEX required per joint
2.2 joints per patient x 1.4 vials per joint = 3.1 vials per patient on average
•
We believe XIAFLEX treatment can be priced competitively to
cost of surgery (~$5,000 in the U.S.)
Dupuytren’s Commercial Opportunity
Dupuytren’s Commercial Opportunity

18 (NASDAQ: AUXL)
Market Research Performed –
Market Research Performed –
Dupuytren’s
Dupuytren’s
•
Multiple prevalence data sets proved to be highly variable in numbers of patients
•
Two rounds of quantitative primary research have been
commissioned by Auxilium on XIAFLEX for Dupuytren’s
contracture
•
A combined 571 Orthopedic Surgeons have been interviewed to
estimate market size (401 in U.S.; 170 in Europe) and 391 have given feedback on potential usage of XIAFLEX (221 U.S.; 170
Europe)
•
Second study (n=444 total & 340 in depth) was designed to
provide 95% confidence level and 7.5% margin of error

19 (NASDAQ: AUXL)
Patients
Seeking
Treatment
~1,030,000
No Prior
Surgery
~540,000
Had Surgery
Previously
~490,000
Watchful
Waiting
~270,000
Medical/
Surgical
Treatment
~270,000
Medical/
Surgical
Treatment
~125,000
Watchful Wait/
In Follow Up
~365,000
XIAFLEX
Potential
Candidates
~240,000
240,000 Dupuytren’s Candidates In U.S. & Europe
240,000 Dupuytren’s Candidates In U.S. & Europe
Annually
Annually
Source: Auxilium research and analysis
~150,000 in U.S.
~ 90,000 in Europe
Prevalence
3 – 6% of
Population
~13,500,000 to
27,000,000

Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
A
Fibrous plaque
Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
B
Corpus cavernosum
Fibrous plaque
C
Corpus spongiosum

20 (NASDAQ: AUXL)
1. Smith BH. Am J Clin Pathol. 1966;45:670-678.
2. Somers KD, Dawson DM. J Urol. 1997;157:311-315.
Peyronie’s Disease—a Devastating Disorder
Peyronie’s Disease—a Devastating Disorder
• Scarring phenomenon affecting the
tunica albuginea
1
• Plaques show excessive collagen
deposition
• Potential Symptoms
– Pain with erection, penile
curvature/deviation, penile
shortening, indentations, and/or
erectile dysfunction
– May experience difficulty with sexual
intercourse, loss of self-esteem, and
depression
• There are no approved therapies
for the treatment of Peyronie’s
disease
2

21 (NASDAQ: AUXL)
Epidemiology—Peyronie’s Disease
Epidemiology—Peyronie’s Disease
• Prevalence of Peyronie’s disease is estimated at 1 in 20
adult men
– Actual prevalence higher based on autopsies
2
• Prevalence rate increases with age
– The average age of disease onset is 53 years
3
• High association with other diseases such as:
– Diabetes, erectile dysfunction (ED), Dupuytren’s
contracture, plantar fascial contracture,
tympanosclerosis, gout, and Paget’s disease
• We believe Peyronie’s disease is under-diagnosed and
under-treated
1. Schwarzer U, The prevalence of Peyronie’s disease: Results of a large survey.
BJU Int 2001;88:727–30; Mulhall et al: J Urology 2004:171: 2350 – 2353;Rhoden
et al: Int J. Impot Res 2001 :13 : 291 – 293; La Pera et al : EUR Urology 2001: 40
:525 – 530.
2. Smith BH. Am J Clin Pathol. 1966;45:670-678.
3. Lindsay MB, J Urol.
1991;146:1007–1009.
4. Nyberg L, J Urol.128: 48, 1982
4
1

22 (NASDAQ: AUXL) Current Treatment—Surgical Current Treatment—Surgical • The goal of surgery is simply to make the two sides of the penis equal in size • Graft or prosthetic may be required

23 (NASDAQ: AUXL)
Peyronie’s Disease—Unapproved Treatments
Peyronie’s Disease—Unapproved Treatments
Have Been Used With Little Reported Success
Have Been Used With Little Reported Success
• Verapamil
• Vitamin E
• Colchicine
• Potassium aminobenzoate (Potaba)
• Tamoxifen
• Interferon alpha-2a
• Corticosteroids
• Energy transfer treatment including extracorporeal
shock wave therapy (ESWT), laser and ultrasound
therapy, and orthovoltage radiation

24 (NASDAQ: AUXL)
Promising Phase II Results: Patients With
Promising Phase II Results: Patients With
25%
25%
Reduction in the Angle of Deviation
Reduction in the Angle of Deviation
Study 1030
58%
53%
35%
0%
20%
40%
60%
80%
100%
Month 3 Month 6 Month 9
Study 1035
50%
100% 100%
89%
0%
20%
40%
60%
80%
100%
Week 6 Month 3 Month 6 Month 9

25 (NASDAQ: AUXL)
XIAFLEX I.P.  Position for Peyronie’s Disease
XIAFLEX I.P.  Position for Peyronie’s Disease
•Method of Use Patent in U.S. through 2019
•Use Patent Granted in France, UK, and Ireland
(expiry 2020)
–Pending in Germany, Denmark, and Norway
•U.S. Orphan Drug Exclusivity granted on March
12, 1996 for 7 years post approval
•Highly Purified Collagenase API and
manufacturing patent filed (expected expiry 2027)

26 (NASDAQ: AUXL)
Market Research Performed –
Market Research Performed –
Peyronie’s
Peyronie’s
•
Two rounds of quantitative primary research have
been commissioned by Auxilium on XIAFLEX for
Peyronie’s disease
•
A combined 575 Urologists have been interviewed to
estimate market size (415 in U.S.; 160 in Europe) and
383 have given feedback on potential usage of
XIAFLEX (223 U.S.; 160 Europe)
•
Second study (n=472 total & 333 in depth) was
designed to provide 95% confidence level and 7.5%
margin of error

27 (NASDAQ: AUXL)
Peyronie’s Clinical Plan
Peyronie’s Clinical Plan
• Final report of pre-clinical local effects/tolerability (ex-
plaque) study under review at FDA
• Phase IIb dose ranging study expected to begin in Q2
2008
• A proprietary Patient Reported Outcome (PRO)
questionnaire has been developed
– To be validated in Phase IIb and likely to be used as a primary efficacy endpoint in Phase III clinical trials
• File as a Supplemental BLA for Peyronie’s indication.
– Will not be filed before Dupuytren’s BLA approved.

28 (NASDAQ: AUXL)
Patients
Seeking
Treatment
~475,000
Surgery Not
Recommended
~365,000
Watchful
Waiting
~160,000
Medical or
Intralesional
Therapy
~205,000
Surgery
Recommended
~110,000
XIAFLEX
Potential
Candidates
~210,000
210,000 Peyronie’s Candidates In U.S. and Europe
210,000 Peyronie’s Candidates In U.S. and Europe
Annually
Annually
Source: Auxilium research
~135,000 in U.S.
~ 75,000 in Europe
Prevalence
1 in 20 Adult
Males

29 (NASDAQ: AUXL)
XIAFLEX for Frozen Shoulder Syndrome
XIAFLEX for Frozen Shoulder Syndrome
•
Arthroscopic procedure or surgery Current treatment*
•
Early studies showed trend to efficacy and
tolerability at highest dose (10,000 units)
•
Additional phase II studies needed to assess
optimal dose, primary endpoints and dosing
regimen
Clinical status
•
Estimated 3% of people develop frozen shoulder
syndrome over their lifetime
– Higher incidence among patients with diabetes (10-
20%) vs general population (2-5%)
– Higher incidence among patients with insulin-
dependent diabetes (36%), with increased frequency
of bilateral shoulder involvement
– Market research indicates ~700,000 patients visit
doctors in the U.S. every year
•
Most common in patients between 45 – 70 yrs
Target population*
•
Diminished shoulder motion, characterized by
restriction in active and passive range of motion
Disease
description*
* Pearsall, A. Adhesive capsulitis. eMedicine. 2005 http://www.emedicine.com/pmr/topics372.htm

Testim ® 1% Testosterone Gel: Near-Term Growth Driver Executing on Opportunities

NDC 66887-001-05
Testim 1% CIII
(testosterone gel)
Rx Only

AUXILIUM

31 (NASDAQ: AUXL)
Testim®
Testim®
is the Fastest Growing Testosterone
is the Fastest Growing Testosterone
Replacement Therapy Gel
Replacement Therapy Gel
•
Proprietary, topical
1% testosterone gel
– Once-a-day application
– Favorable clinical and commercial profile
•
Recent study indicates 39% of U.S. males over 45 yrs
are hypogonadal*
– We estimate that less than 10% of affected population
receives treatment
•
We believe diagnosis is increasing through education
and awareness
*Mulligan T. et al. Int J. Clin Pract
2006

32 (NASDAQ: AUXL)
Patient Benefits are Clinically Proven
Patient Benefits are Clinically Proven
Note: Adjusted geometric means (CV
b
%) of a single-dose (50 mg testosterone), randomized,
complete crossover study of 29 hypogonadal men.
Total Testosterone
2,000
3,000
4,000
5,000
6,000
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
Free Testosterone
0
50
100
150
200
250
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
•
16 clinical studies involving approx. 1,800 patients
– largest placebo-controlled study ever conducted
•
Clinical trial of Testim
®
vs. AndroGel
®
– Testim provides 30% higher testosterone absorption (p<0.001)

33 (NASDAQ: AUXL)
Gels Fastest Growing TRT Segment
Gels Fastest Growing TRT Segment
Source: IMS data
($ in millions)
Gel Patch Oral Injectables
$35
$117
$200
$287
$340
$383
$449
0
100
200
300
400
500
600
1997 1998 1999 2000 2001 2002 2003 2004 2005
2006
$459
$399
$302
$210
$77
$59
$49
$499
$118
$568
Gel Segment Growth ($)
Mar 2008 L12M:
+23.6%
Gel Segment Growth ($) Gel Segment Growth ($)
Mar 2008 L12M:  Mar 2008 L12M:
+23.6%
2007
700
$685
$563

Net Revenues ($ in mil)
Total RXs (000's)
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108

AUXILIUM

34 (NASDAQ: AUXL)
$-
$5
$10
$15
$20
$25
$30
0
20
40
60
80
100
120
Net Revs TRX
Testim
® ®
quarterly net revenues and scripts
($ in millions)
Established Track Record of Consistent Growth
Established Track Record of Consistent Growth
Q1 2008 Net
Revenues
Y/Y Growth:
+47.2%
Q1 2008 Net Q1 2008 Net
Revenues Revenues
Y/Y Growth: Y/Y Growth:
+47.2%
Q1 2008 TRX
YY Growth:
+31.2%
Q1 2008 TRX Q1 2008 TRX
YY Growth: YY Growth:
+31.2%
Source: Auxilium and IMS data

35 (NASDAQ: AUXL)
Testim
Testim
®
®
Driving Growth in Market
Driving Growth in Market
Source: IMS data
Testim
®
Share of TRx of Gel Market
Strong market share with high-prescribing urologists & PCP’s;
41.3% gel market share of decile 8-10 Urologists and 29.2% share with decile 8 – 10 PCP’s in March 2008
21.9%
0%
5%
10%
15%
20%
25%
Mar-03
Mar-08

36 (NASDAQ: AUXL)
•
U.S. Testim
®
patent (covering Hsieh Enhancers) expires in June
2008
•
U.S. Patent # 7,320,968 covering method of use claims for Testim issued January 22, 2008; expires 2025
•
We believe no Paragraph III ANDA was filed prior to issuance of
‘968 patent, since three months have passed since listing in the
Orange Book
•
Divisional application and continuations filed with USPTO in late
2007 with a plan to protect additional inventions and seek
additional claims
•
New patent issued in Canada; expires 2023
•
New patent issued in Europe; expires 2023
Note: The referenced Testim patents are owned by Bentley Pharmaceuticals, Inc.
Testim Patent Coverage

Financials / Strategic Priorities

38 (NASDAQ: AUXL)
2008
Q1 ’07 Q1 ’08 Guidance
Revenues $18.4 $27.1 $120-125
R&D Expense $8.7 $13.2 $52-56
SG&A Expense $17.2 $21.0 $88-92
Net Loss ($11.9) ($12.3)        ($44-48)
Stock – Based
Comp Expense $1.2 $2.1 $9-11
Cash & cash equivalents $56.9
1Q08 Financial Results and 2008 Guidance
1Q08 Financial Results and 2008 Guidance
($ Millions)
($ Millions)

39 (NASDAQ: AUXL)
Strategic Priorities
Strategic Priorities
•
Continue Development of XIAFLEX with a plan to:
–
Release top line CORD I and CORD II results in June 2008 &
be prepared to file BLA in early 2009
–
Initiate Phase IIb in Peyronie’s Disease in Q2 2008
–
Continue market research activities; prepare commercial
team
–
Continue development of XIAFLEX in Peyronie’s Disease
and Frozen Shoulder Syndrome indications
•
Continue Driving Testim Growth

40 (NASDAQ: AUXL) + = Late Stage Company Transforming Product Fastest Growing TRT product in the U.S. Poised for Growth